EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-8 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Common shares, par value $1.00 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

Date: February 25, 1999            By:
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                                           George L. Argyros, Director

Date: February 25, 1999            By:
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                                           Gary J. Beban, Director

Date: February 25, 1999            By: /s/  J. David Chatham
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                                           J. David Chatham, Director

Date: February 25, 1999            By: /s/ William G. Davis
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                                           William G. Davis, Director

Date: February 25, 1999            By: /s/ James L. Doti
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                                           James L. Doti, Director

Date: February 25, 1999            By: /s/ Lewis W. Douglas, Jr.
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                                           Lewis W. Douglas, Jr., Director

Date: February 25, 1999            By:
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                                           Paul B. Fay, Jr., Director

Date: February 25, 1999            By: /s/ Dale F. Frey
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                                           Dale F. Frey

Date: February 25, 1999            By: /s/ Anthony R. Moiso
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                                           Anthony R. Moiso, Director

Date: February 25, 1999            By:
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                                           Frank O'Bryan, Director

Date: February 25, 1999            By: /s/ Roslyn B. Payne
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                                       Roslyn B. Payne, Director

Date: February 25, 1999            By:
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                                           D. Van Skilling, Director

Date: February 25, 1999            By: /s/ Virginia Ueberroth
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                                       Virginia Ueberroth, Director

401(k) Savings Plan